SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 22, 2001
                                                 -------------------------------


                              E*TRADE Group, Inc.
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               (Exact name of registrant as specified in charter)


              Delaware                   1-11921               94-2844166
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   (State or other jurisdiction        (Commission            (IRS Employer
         of incorporation)             File Number)        Identification No.)


4500 Bohannon Drive, Menlo Park, California                           94025
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:               (650) 331-6000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5.   OTHER EVENTS


     On May 21, 2001, E*TRADE Group, Inc. issued a Press Release announcing that it intends, subject to market conditions, to sell approximately $250 million aggregate principal amount of convertible subordinated notes in a private placement. The Press Release is filed as an Exhibit to this Current Report on Form 8-K and the contents of the Exhibit are included herein by reference.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 22, 2001

                                            E*TRADE Group, Inc.


                                            By: /s/ Leonard C. Purkis
                                               --------------------------------
                                               Leonard C. Purkis, Chief
                                               Financial Officer (principal
                                               financial and accounting officer)



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                                 EXHIBIT INDEX



EXHIBIT         DESCRIPTION
NUMBER

99.1            Press Release issued May 21, 2001